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                      SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------

                            Washington, D.C. 20549
                            ----------------------

                                   FORM 8-K
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                                CURRENT REPORT
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                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       DATE OF REPORT:  AUGUST 25, 2000
                       --------------------------------
                       (Date of earliest event reported)



                            OVERSEAS PARTNERS LTD.
                            ----------------------
            (Exact name of registrant as specified in its charter)


     Islands of Bermuda                    0-11538                   N/A
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(State or other jurisdiction of       (Commission file        (I.R.S. Employer
incorporation or organization)             Number)           Identification No.)

        Mintflower Place, 8 Par-la-Ville Road, Hamilton HM 08, Bermuda
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           (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code      (441) 295-0788
                                                       ----------------


                                Not Applicable
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Former name, former address and former fiscal year, if changed since last report
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ITEM 5 - OTHER EVENTS

On August 24, 2000, A.M. Best downgraded Overseas Partners Ltd. from A+ (Superior) to A (Excellent). The information contained in the press release of A.M. Best, which is attached as an Exhibit to this report, is incorporated herein by reference.


ITEM 7 - FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

The Registrant is filing herewith the press release listed as Exhibit 99.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned, hereunto duly authorized.



Date: August 25, 2000                      OVERSEAS PARTNERS LTD.
      -----------------------------        ----------------------
                                           (Registrant)



                                           By: /s/ Mary R. Hennessy
                                               --------------------
                                           Mary R. Hennessy
                                           President and Chief Executive Officer
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                                 EXHIBIT INDEX


99      Press Release Dated August 24, 2000         Filed herewith.